                                                                  EXHIBIT 10.16


                                 BUILDING LEASE

This is a legally binding contract, if not understood, consult an attorney. THIS LEASE IS MADE AND ENTERED INTO BETWEEN The City of Fort Scott, Kansas ("Landlord") and Intek, Inc. ("Tenant") on the 8th day of March, 1999 which is the Effective Date of this Agreement.

WITNESSETH:

In consideration of the obligation of Tenant to pay rent and in consideration of the other terms, covenants and conditions hereof, Landlord hereby demises and leases to Intek, Inc. the Premises to have and to hold for the lease term specified herein, all upon the terms and conditions set forth in this Lease.

BASIC PROVISIONS

1. The following basic provisions shall be construed in conjunction with, and limited by, reference thereto in other provisions of this Lease:

a.   "Landlord" - The City of Fort Scott, Kansas
                  ------------------------------
     Address of Landlord:  P. O. Box 151, Fort Scott, Kansas  66701
                           ----------------------------------------

b.   "Tenant" - Intek, Inc.
                -----------

c.   "Premises":  A building located on Lots 6 & 7, Fort Scott Industrial Park.
                  -------------------------------------------------------------

d. "Lease Term": A period of 10 years commencing on June 15, 1999, (the "Commencement Date") and ending on June 14, 2009, (the "Expiration Date"), unless sooner terminated in accordance with the provisions of this agreement.

e. "Base Rent": $2,625,000, payable in monthly installments in advance, during the Lease Term according to the following schedule:
          Months 1 to 120:  $21,875
          -------------------------
Rent shall be paid to the Landlord at Fort Scott City Hall, P. O. Box 151, 3rd
                                      ----------------------------------------
and National, Fort Scott, Kansas  66701, or at such other place as Landlord
----------------------------------------
shall designate.

f. "Additional Rent" shall be Tenant's Percentage of the increase in operating and maintenance expenses as defined in Section 11.

g.   "Pre-Paid Rental":  $21,875 representing payment of the first monthly
                       ---------
installment of rent.

h.   "Security Deposit":  $10,000
                        ---------

PAYMENT OF RENT

2. Tenant agrees to pay Base Rent in monthly installments in advance on the first day of each and every month during the term, with proration for any partial month's occupancy, without demand, setoff, or deduction except Tenant shall pay the first monthly installment along with the security deposit no later than the first date of occupancy. Any rent payment not received by Landlord within ten (10) days after its due date shall be subject to a delinquency charge of five percent (5%) of the amount due each full or partial calendar month the rent remains unpaid. Failure by Tenant to pay the late charge within thirty
(30) days after receipt of notice from Landlord that it is due shall, in addition to any other default, constitute a default of this Lease by Tenant.

POSSESSION

3. Landlord shall use due diligence to deliver possession of the Premises to Tenant as nearly as possible at the beginning of the term of this Lease. In the event Landlord cannot deliver possession to Tenant at the Commencement Date, or if Landlord's work is not completed by the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting from such failure, but, except as provided in Section 4, Tenant shall not be liable for any rent except for the prepaid rental until such time as Landlord can and does deliver possession. The Expiration Date shall be extended for a period equal to the delay in delivery of possession, plus the number of days necessary to end the term on the last day of a month. Landlord and Tenant shall execute an amendment to this Lease setting forth revised Commencement and Expiration Dates. In the event Landlord is unable to deliver possession by July 1, 1999, the Lease shall be null and void and Tenant's pre-paid rental and the Security Deposit shall be promptly returned to Tenant. If permission is given to Tenant to enter into possession of the Premises prior to the Commencement Date, Tenant agrees at date of occupancy to be responsible for payment of Base Rent in advance at the rate of 1/30th of the Base Monthly Rent for each day of occupancy prior to the Commencement Date.

QUIET ENJOYMENT

4. Landlord hereby covenants that Tenant, upon paying rent as provided, and performing all covenants and agreements contained in this Lease to be performed by Tenant, shall and may peacefully and quietly have, hold and enjoy the Premises. Nothing in this section shall prevent Landlord from performing alterations or repairs on other portions of the building, nor shall performance of such alterations or repairs be construed as a breach of this covenant by Landlord. Said alterations and/or repairs shall be in such a way and at such a time as to not unreasonably disrupt Tenant's normal business.

ASSIGNMENT-SUBLETTING

5. Except as herein set forth, Tenant shall not sublet, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest herein or any portion hereof, or permit or suffer any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the Premises, or any portion thereof, without the prior written consent of Landlord, which consent shall not be unreasonably withheld. In lieu of granting its consent to a subletting or assignment, Landlord may, at its sole option, terminate this Lease by notice to Tenant given within five (5) business days from the receipt of request for permission to sublet or assign. Such termination shall be effective on the same date as the commencement date of the proposed subletting or assignment. Tenant shall have the right to negate any such termination by withdrawing its request within ten (10) days after receipt of Landlord's notice of termination, in which event the Lease shall remain in full force and effect. Permission is, however, granted Tenant to assign this Lease and also to sublet to any subsidiary corporation of Tenant, or parent corporation of Tenant, upon giving Landlord written notice. In the event of any assignment or subletting, Tenant shall remain the principal obligor under all covenants of this Lease, and by accepting any assignment or subletting, as assignee or subtenant shall become bound by and shall perform and shall become entitled to the benefit of all of the terms, conditions and covenants by which the Tenant is bound. A consent to any such assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Landlord, constitute a default under the Lease.

     With prior approval by the Landlord of the proposed sub-tenant, Tenant may sublet a portion of the premises, any subletting or assignment consented to by Landlord shall be evidenced only in writing and in form acceptable to Landlord. It is contemplated that the tenant may sublet a portion of the facility for daycare services for its employees. In the event this is done the parties agree to sign the appropriate documents and lease modifications to allow the same and include all necessary insurance requirements for the protection of the parties.

USE

6. Tenant shall use and occupy the Premises for general office purposes which will include a call center and for no other purpose without the Landlord's prior written consent. Tenant agrees to maintain the Premises in a clean, orderly, healthful condition and to comply with all laws, ordinances, rules and regulations of all governmental agencies. Tenant will not use the Premises for any unlawful, disreputable, or extra-hazardous purpose; or any public or private nuisance; or disturb the quiet enjoyment of any other tenant; or permit any operation which might emit offensive odors into other portions; or use any apparatus which might make undue noise or set off vibrations; or permit anything which would increase the fire insurance rate or other insurance rates on the building or contents. Tenant will not permit the Premises to be used for any purpose which, in Landlord's opinion, impairs the reputation or character of the building. Tenant shall not permit the installation of any signs in or upon the Premises which are visible from the exterior hereof without the written consent of Landlord. Tenant shall not obstruct or use the sidewalks, entries, passages, vestibules, halls, elevators, or stairways of the building for any purpose other than ingress or egress to and from the Premises, or throw, or sweep, or put anything out of the windows or doors, or in the passages or corridors of the building.

REPAIRS AND IMPROVEMENTS

7. Tenant has improved the plans for the building and understands the nature and extent of the construction to be accomplished by the Landlord. Tenant acknowledges that there have been no representations, agreements or promises to decorate, alter, repair or improve the premises either before or after the execution of this Lease. Upon termination or expiration of this Lease Tenant will surrender the Premises to Landlord, ordinary wear and tear excepted. Any damage to the Premises or building, not covered by the proceeds from Landlord's fire and extended coverage insurance, resulting from acts or neglect of Tenant, his employees, agents, servants, invitees or guests, shall be repaired or replaced at Tenant's sole expense. Landlord shall be responsible for outside walls, roof, grounds and parking lot.

ALTERATIONS

8. Tenant shall not alter or change the Premises without prior written consent of Landlord, and, unless otherwise provided in writing, all work shall be done by or under the direction of Landlord at Tenant's reasonable expense by a contractor employed by Tenant. Any alteration shall be of a quality equal to or exceeding the building standard. Landlord reserves the right to require any contractor to provide lien waivers or payment or performance bonds and liability insurance and such other instruments as may be necessary to protect Landlord against any loss, as shall be determined by Landlord in its sole discretion. Any alterations, physical additions or improvements, except movable office furniture, shall at once become property of Landlord and shall be surrendered to Landlord upon termination of this Lease. Landlord, at Landlord's option, may require Tenant to restore the Premises to its original condition at the termination of this Lease, normal wear and tear excepted. Notwithstanding anything herein to the contrary, any increase in ad valorem taxes or insurance premiums resulting from such improvements shall be the sole responsibility of Tenant.

SERVICES

9. Landlord agrees to furnish to the building hot and cold water at points of supply provided for general use, heated and refrigerated air conditioning in season at reasonable temperatures, and in reasonable amounts, seven days a week 24 hours per day. Janitor services shall be provided by Tenant.

     All utility service will be in the name of the Tenant and all costs associated therewith will be paid by the Tenant.

     Landlord shall not be liable for damage to Tenant for failure to perform any of the covenants in this paragraph, nor shall temporary stoppages, temporary failures, or interruptions of any of the services to be supplied by Landlord under this paragraph be construed as an eviction of Tenant or an abatement of rent or relieve Tenant from any covenant or agreement. Landlord agrees to diligently restore any services obligated to be provided by Landlord hereunder when temporary failures, stoppages or interruptions. In the event of Landlord's failure to deliver any of the above causes Tenant to temporarily cease operations, Tenant shall have no obligation to pay rent for any days operations are interrupted until said condition is rectified. Tenant shall promptly notify Landlord of the need of any repairs or maintenance for which the Landlord is obligated in this Lease and Landlord shall have reasonable time after receipt of such notice to complete such repairs.

ENTRY
10. Landlord, its officers, agents and representatives shall have the right to enter into and upon the Premises, at reasonable times during office hours to inspect same or clean or make repairs or alterations or additions as Landlord may deem necessary, or for any purpose whatsoever relating to the safety, protection or preservation of the building, and Landlord may and shall at all time, have master keys or pass keys to the Premises. Tenant shall not change any locks or install locks in the doors of the Premises, or install other devices or systems which would restrict access to the Premises, without Landlord's prior written consent. If Tenant shall not be present to open and permit entry into the Premises at any time, Landlord may enter the same by master key or pass key or may forcibly enter the same. Should such force be used in entering the building, any damage resulting therefrom shall be repaired to Tenant's satisfaction so long as Tenant's negligence did not lead to the need for forcible entry, provided that during such entry Landlord shall take reasonable care of Tenant's property. Landlord shall have the right at any time for the purposes of inspection, maintenance, adjustment and balancing the controls of the HVAC systems, repair environmental audits or abatement to erect, use, maintain, repair, replace or relocate pipes, ducts, wiring conduits and similar devices in and through the Premises and to enter upon the Premises for the purpose of the performance of any such work whether same are used in the supply of services to the Tenant or the other occupants of the building. Nothing contained above shall be deemed to impose upon the Landlord, any obligation, responsibility or liability whatsoever for the care, supervision or repair of the building or the Premises or any part thereof, and Tenant shall be entitled to no abatement of rent or reduction of rent by reason thereof. Landlord shall further have the right to enter the Premises at reasonable hours to exhibit same to prospective purchasers, lenders or tenants and to inspect the Premises to see that Tenant is complying with all of its obligations hereunder, or to make repairs or modifications to any adjoining space or to the building.

ADDITIONAL RENT

11. During the term of this Lease and any extension or renewal thereof, Tenant shall pay, as Additional Rent, any increase in real estate property taxes in the event they exceed the $56,000 budget figure which is used for the taxes once the project is completed.

     Such adjustment, if any, shall be determined by Landlord as soon as reasonably possible after the end of each calendar year and the amount of such adjustment shall be due and payable by Tenant within thirty (30) days following receipt of the notice of the amount. The adjustment for the calendar year during which occupancy commenced or could have commenced shall be prorated based on the number of calendar months of occupancy, or when occupancy could have commenced as compared to the full calendar year. Any adjustment for the calendar year in which the Lease expired, or was renewed or extended, shall be prorated based on the number of calendar months of occupancy during the calendar year and shall be paid by Tenant on or before the date of expiration, renewal or extension.

OPERATING AND MAINTENANCE COSTS

12. The term "operating and maintenance costs" shall be defined as the sum of any and all costs, expenses, and disbursements of every kind and character which Landlord shall incur, pay or become obligated to pay in any calendar year in connection with the ownership, operation, maintenance, repair, replacement, and security of the building and land upon which the building is located, and or all related improvements and appurtenances thereto. The expenses shall include but not be limited to the following: real estate taxes and assessments; rent taxes, gross receipts taxes, water and sewer charges; insurance premiums; license, permit and inspection charges; utilities; service contracts; labor; building management; air conditioning and heating; supplies; maintenance to all other parts of the building; security; garbage service; maintenance and upkeep costs of all parking areas, drives, lawns, trees, shrubbery and common areas; and the cost of contesting by appropriate proceedings increases in real estate taxes and assessments and the applicability to, or the validity of, any statute, ordinance, rule or regulation affecting the building or land which might increase operating expenses.

     The term "real estate taxes" shall mean all general and special, levied or assessed on the land and the building improvements of which the Premises is a part, and on any land and/or improvements now or hereafter owned by Landlord that provide the building on the Premises with parking or other services.

     Operating and maintenance costs shall not include the cost of capital improvement, except capital improvements for energy conservation, the cost of which may, in Landlord's sole reasonable judgment, be recovered from savings in utility charges; expenses for repairs, replacements, and general maintenance paid by proceeds of insurance or by Tenant or other third parties; alterations attributable solely to tenants of the building other than Tenant; principal and interest payments made by Landlord on mortgages on the building; depreciation; and leasing commissions and other non-operating debts of Landlord.

     Tenant, at its expense, shall have the right once per calendar year following prior written notice to Landlord, to audit Landlord's books and records relating to operating and maintenance costs during the year preceding such audit. In the event such an audit demonstrates Additional Rent collected for such preceding year to be higher or lower than the amount of Additional Rent actually due pursuant to this paragraph, then within ten (10) days of such determination Landlord shall refund any over-payment, or Tenant shall pay any under-payment.

CONDEMNATION

13. Should the Premises or the building be taken or condemned in whole or in part under the power of eminent domain, or sold or disposed of under threat of condemnation, then Landlord shall receive the entire award for such taking or shall receive the entire payment made in lieu of condemnation, and Tenant shall have no claim thereto; provided, however, Landlord shall not be entitled to any award made directly to Tenant for loss of Tenant's business, depreciation to and cost of removal of stock and office furniture. In the event of total condemnation or conveyance in lieu thereof, the Lease term shall terminate on the date the condemning authority takes possession of the building, and in the event of a partial taking or conveyance in lieu thereof the Landlord may, at its option, terminate the Lease Term as of the date of the taking of possession or the partial taking by the condemning authority.

CASUALTY

14. If the building or the Premises are made partially or substantially untenantable by fire or other casualty, Landlord may elect either to (a) terminate this Lease as of the date of such fire or other casualty by delivery of notice of termination to Tenant within sixty (60) days after said date, or
(b) without termination of this Lease, proceed with due diligence to repair, restore or rehabilitate the building or the Premises, other than leasehold improvements installed by Tenant or paid for by Tenant. In the event such fire or other casualty is due to an act of negligence by Tenant, its employees, agents, servants, invitees or guests, such repair, restoration or rehabilitation of the building or the Premises or both shall be paid for by Tenant to the extent that Landlord's receipt of proceeds from its fire and extended coverage insurance policies are insufficient to complete such repair, restoration or rehabilitation. If Landlord elects not to repair, and the building or the Premises, or both, have been damaged by casualty due to the act or neglect of Tenant, his employees, agents, servants, invitees or guests, the Tenant shall pay to the Landlord upon demand the difference between the proceeds received by Landlord from its fire and extended coverage insurance, if any, and the fair market value of the building or the Premises, or both. If all or any part of the Premises are rendered substantially untenantable, by fire or other casualty not due to an act of negligence of Tenant, its employees, agents, servants, invitees or guests, and this Lease is not terminated, rent shall abate for all or the part of the Premises which are untenantable on a per diem basis from and after the date of the fire or other casualty, and until the Premises are repaired and restored. Tenant's rent abatement, in the event of partial untenantability of the Premises, shall be calculated based upon that portion of the total rent which the amount of square foot area in the Premises that cannot be occupied to the total square foot area of all the Premises.

LIABLITY

15. Landlord shall not be liable to Tenant for any loss or damage to any person or property, including the person and property of Tenant, its employees, agents, servants, invitees or guests, occasioned by theft, the acts of any other tenant or the acts of any employee or agent of any other tenant, leaks, casualty, rain, water, condensation, fire, acts of God, public enemy, injunction, riot, strike, insurrection, picketing, mob action, bombing, explosion, war, court order, laten defects of the building, requisition or order of government authority, the construction, repair, maintenance or alteration of any part, improvement of the building as a whole, or any other cause not due to Landlord's willful act or gross negligence. Tenant shall indemnify Landlord and save it harmless from all suits, actions, damages, liability and expense in connection with loss of life, bodily or personal injury or property damage arising from, or out of, any occurrence in, upon, at, or from the Premises or the occupancy or use by Tenant of the Premises or any part thereof, or occasioned wholly or in part by any action or omission of Tenant, its employees, agents, servants, invitees or guests. If Landlord shall be made a party to any action commenced against Tenant, the Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and attorneys' fees incurred by Landlord.

     Landlord shall, throughout the term of this Lease, maintain fire and extended coverage insurance on the Premises in an amount equal to the full insurable value thereof, subject to any allowances for coinsurance rating provisions utilized by Landlord. Landlord shall also carry owner's public liability and property damage insurance coverage on the Premises with limits not less than $1,000,000 combined single limits. Subject to the provisions hereof, all such insurance shall be the sole benefit of the Landlord and under its sole control.

     Tenant, at Tenant's cost and expense, shall maintain comprehensive general liability insurance with contractual and cross liability coverage protecting and indemnifying Landlord and Tenant against any and all claims of liability for injury or damage to person or property or for the loss of life or of property occurring upon, in, or about the Premises, and the public portions of the building caused by, or resulting from, any act or omission (in whole or in part) of Tenant, its employees, agents, servants, invitees or guests; such insurance to afford minimum protection during the term of this lease, of not less than $1,000,000 for personal injury to any one person, including death, and $1,000,000 for personal injury including death to more than one person arising out of any one occurrence and not less than $500,000 with respect to property damage. All such insurance shall be effected under valid and enforceable policies; shall be issued by insurers of recognized responsibility and authorized to do business in the state; shall name the Landlord as an additional insured and shall contain a provision whereby the insurer agrees not to cancel without thirty (30) days prior written notice to Landlord. On or before the Commencement Date, Tenant shall furnish Landlord with certificates evidencing the aforesaid insurance coverage, together with evidence of payment of the premium, and renewal policies or certificates therefore shall be furnished to Landlord at least thirty (30) days prior to the expiration date of each policy for which a certificate was therefore furnished.

     Notwithstanding the fact that any liability of Tenant to Landlord may be covered by Tenant's insurance, Tenant's liability shall in no way be limited by the amount of its insurance recovery.

     Landlord hereby waives all claims for recovery from Tenant for any loss or damage to Landlord or its property insured under valid and collectible insurance policies to the extent of the proceeds collected under such insurance policies; provided, however, that his waiver shall be effective only as allowed by the applicable insurance policy of Landlord. All merchandise and property in or about the Premises shall be at Tenant's risk and Tenant does hereby now and forever release Landlord from any claims for damages thereto or any of same however caused.

HOLDING OVER

16. If Tenant retains possession of the Premises after the expiration of the Lease Term or any extension thereof by lapse of time or otherwise, Tenant shall pay Landlord rent at a rate equal to 125% of the rate payable for the month immediately preceding the expiration or termination of the Lease Term, including any Additional Rent, computed on a per-month basis for each month or part thereof without reduction for any such partial month that Tenant remains in possession. In addition thereto, Tenant shall pay Landlord all damages, consequential as well as direct, for all attorneys' fees and expenses incurred by Landlord in enforcing its rights hereunder, sustained by reason of Tenant's retention of possession. Such retention of possession shall constitute a month-to-month lease. The provisions of this section shall not exclude Landlord's right of re-entry or any other right hereunder. If Landlord has not elected to renew this Lease, nothing herein contained shall preclude Landlord from terminating such retention of possession by service of thirty (30) days notice as provided by laws. The acceptance by Landlord of any payment of rent subsequent to the commencement of such retention of possession by Tenant shall not be deemed to constitute a waiver by Landlord of any of the provisions of this section.

RIGHTS RESERVED AND RETAINED BY THE LANDLORD

17. Landlord retains and reserves unto itself all rights not expressly granted to tenant in this Lease. In addition, Landlord or Landlord's Agent reserves the following rights exercised without liability to Tenant for (I) damage or injury to property, person or business; (ii) causing an actual or constructive eviction, from the Premises; or (iii) disturbing Tenant's use or possession of the Premises:

     (a) To name the building and project and to change the name or street address of the building of project, and to compensate Tenant for the cost of reprinting letterhead, business cards, Websites, etc. if the change of name or street address is at the sole arbitration of the Landlord and not at the request of an administrative office for the purpose of improving emergency vehicle response time;

     (b) To install and maintain all signs on the exterior and interior of the building and project.

     (c) To grant utility easements or other easements in, or re-plat, subdivide or make other changes in the legal status of the land underlying the building or the project as Landlord shall deem appropriate in its sole discretion, provided such changes do not substantially interfere with Tenant's use of the Premises for the permitted purpose.

SUBORDINATION AND ATTORNMENT

18. Tenant hereby subordinates all of Tenant's rights, title and interest under this Lease to the lien of any existing and all future mortgages and deeds of trust on the building. Tenant agrees to execute and deliver promptly such agreement and other documents as Landlord may request to confirm and acknowledge the foregoing subordination agreement, and Tenant hereby appoints Landlord as Tenant's Agent to execute and deliver all such agreements and other documents for and in behalf of Tenant. In the event the lien of any such mortgage or deed of trust is foreclosed or title to the building is conveyed in lieu of foreclosure, Tenant hereby agrees to attorn to the purchaser of the building at any foreclosure sale and the grantee of any such deed and to confirm this lease and recognize such purchaser or grantee as the Landlord hereunder. So long as Tenant is not in default, this Lease shall remain in full force and effect for the full term hereof.

ESTOPPEL CERTIFICATE

19. Tenant shall within ten (10) days after written request by Landlord, deliver to Landlord in writing an executed statement certifying that his Lease is unmodified and in full force and effect, or in the case of lease modifications, that the Lease as modified is in full force and effect, the dates to which rent or other charges have been paid, the amount, if any, of prepaid rent and deposits paid by Tenant to Landlord, the nature and kind of concessions, rental or otherwise, if any, which Tenant has received or is entitled to receive, and that Landlord is not in default under any provision of this Lease, or if in default, a detailed description hereof. Tenant hereby appoints Landlord as Tenant's attorney-in-fact with full power and authority to execute and deliver in the name of Tenant any such certificate in the event Tenant fails to do so on request.

INTEREST

20. All unpaid amounts of Base Rent and Additional Rent due to Landlord under this Lease shall be subject to a delinquency charge each month at the rate of five percent (5%) per annum from the due date until paid. All other amounts due to Landlord under this Lease shall be considered as additional rent, and if unpaid when due shall be subject to a delinquency charge each month at the rate of five percent (5%) per annum from the date due until paid.

DEFAULT AND REMEDIES

21. In the event: (a) Tenant fails to comply with any term, provision, condition, or covenant of this Lease including the payment of all monies due;
(b) Tenant deserts or vacates the Premises for 30 consecutive days or more without notice to Landlord and without making the current rental payment; (c) Any petition is filed by or against Tenant under any Section or Chapter of the Federal Bankruptcy Act, as amended, or under any similar law or statute of the United States or any state thereof; (d) Tenant becomes insolvent or makes a transfer in fraud of creditors; (e) Tenant makes an assignment for benefit of creditors; or (f) a receiver is appointed for Tenant or any of the assets of Tenant; then in any of such events, Tenant shall be in default and Landlord shall have the option to do any one or more of the following: (1) Upon ten (10) days prior written notice, excepting the payment of rent or additional rent for which no demand or notice shall be necessary, in addition to, and not in limitation of, any other remedy permitted by law; to enter upon the Premises or any part thereof, either with or without process of law, and to expel, remove and put out Tenant or any other persons who might be thereon, together with all personal property found therein; or (2) Landlord may terminate this Lease, or it may from time to time, without terminating this Lease, relet said Premises or any part thereof for such term or terms and at such rent and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, with the right to repair, renovate, remodel, redecorate, alter and change said Premises. At the option of Landlord, rents received by Landlord from such reletting shall be applied first to the payment of any indebtedness from Tenant to Landlord other than rent and additional rent due hereunder, second to the payment of any cost and expenses of such reletting, including, but not limited to, attorney's fees, advertising fees and real estate brokerage fees, and to the payment of any repairs, renovations, remodeling, redecorations, alterations and changes in the Premises; third to the payment of rent and additional rent due and payable hereunder and interest thereon, and if after applying said monies there is any deficiency in the rent and additional rent and interest to be paid by Tenant under this Lease, Tenant shall pay any such deficiency to Landlord and such deficiency shall be calculated and collected by Landlord monthly. No such re-entry or taking possession of said Premises shall be construed as an election on Landlord's part to terminate this Lease unless a written notice be given to Tenant.

     If Tenant vacates or abandons the Premises, any property that Tenant leaves on the Premises shall be deemed to have been abandoned and may either be retained by Landlord as the property of Landlord or may be disposed of at public or private sale in accordance with applicable law as Landlord shall determine in its sole discretion. The proceeds of any public or private sale of Tenant's property, or the then current fair market value of any property retained by Landlord, shall be applied by Landlord against (I) the expenses of Landlord for removal, storage or sale of the property; (ii) the arrears of rent or future rents payable under this Lease; and (iii) any other damages to which Landlord may be entitled hereunder.

     Notwithstanding, any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach and default. Should Landlord at any time terminate this Lease by reason of any default, in addition to any other remedy it may have, it may recover from Tenant the amount at the time of such termination of the excess of the amount of rent and additional rent reserved in this Lease for the balance of the term hereof over the then reasonable rental value of the Premises for the same period. Landlord shall have the right and remedy to seek redress in the courts at any time to correct or remedy any default of Tenant by injunction or otherwise, without such resulting or being deemed a termination of this Lease, and Landlord, whether this Lease has been or is terminated or not, shall have the absolute right by court action or otherwise to collect any and all amounts of unpaid rent or unpaid additional rent or any other sums due from Tenant to Landlord under this Lease which were or are unpaid at the date of termination. In case it should be necessary for Landlord to bring any action under this Lease, to consult or place said Lease or any amount payable by Tenant thereunder with an attorney concerning or for the enforcement of any of Landlord's rights hereunder, then Tenant agrees in each and any such case to reimburse Landlord for its reasonable attorney's fees. All other remedies herein provided shall be cumulative to all other rights or remedies herein given to Landlord by law. A waiver by Landlord of any default by Tenant in the performance of any of the covenants, terms or conditions hereof shall not be considered or treated as a waiver of any subsequent or other default as to the same or any other matter. If Tenant shall default in the performance of any covenant, agreement, provision or condition herein contained, Landlord, without thereby waiving such default, may perform the same for the account and at the expense of Tenant, without notice in the case of emergency. Bills for any expense incurred by Landlord in connection with any such performance by Landlord for the account of Tenant, as well as bills for any property, materials, labor or services provided, furnished or rendered, or caused to be provided, furnished or rendered, by Landlord to Tenant may be sent by Landlord to Tenant monthly, or immediately, at Landlord's option and shall be due and payable by Tenant upon notice of the amount or amounts and the amount or amounts thereof shall be deemed to be Additional Rent under this Lease. Tenant shall promptly give to Landlord notice as herein provided of any defects in the Premises including the failure of Landlord to do anything required to be done by law or by the terms of this Lease or the doing or permitting to be done anything prohibited by law or by the terms of this Lease. Unless Tenant has given said notice and Landlord has failed to commence to cause the cure of said defect within ten (10) days after receipt of said notice, Tenant shall have no right to terminate the said Lease or to declare a forfeiture and in no event shall rent abate except as in this Lease specifically provided. Landlord shall not be obligated to notify Tenant of the due date of rent nor demand payment thereof on its due date, the same being expressly waived by Tenant. The acceptance of any sums of money from the Tenant that is less than the actual amount owed is considered a partial payment and does not relieve Tenant from the full amount that is owed Landlord.

SECURITY DEPOSIT

22. Tenant at the time of execution of this Lease has deposited with Landlord a Security Deposit to be held by Landlord to guarantee the faithful performance by Tenant of all of the terms and covenants to be kept and performed by Tenant. Said deposit may be co-mingled with other funds and any interest earned shall be the property of the Landlord. Unless and until Tenant is in default with respect to any provision hereof, the Security Deposit shall be the property of Tenant. In the event Tenant is in default and after any necessary notice thereof, Landlord shall apply the whole or any part of such

Security Deposit toward the payment of any such amount which Landlord may expect or may be required to expend by reason of default or any damage, expenses or liability caused by default (including, but not limited to, the payment of any rent in default). Tenant shall pay to Landlord on demand the amount necessary in order to restore the Security Deposit to its original amount. Failure of Tenant to restore the Security Deposit within ten (10) days from demand by Landlord, shall constitute an act of default under this Lease. In the event that Tenant shall faithfully and fully comply with all the terms, provisions, covenants and conditions of this Lease, the Security Deposit shall be promptly returned to Tenant within thirty (30) days of the end of the term and upon the surrender of the Premises. In the event of any transfer of the building, Landlord may pay over the Security Deposit to the transferee to be held under the terms of this Lease. Under no circumstances shall the Security Deposit be interpreted in any way or manner as being applied to any rental payment due by Tenant hereunder.

SURVIVAL OF OBLIGATION

23. The obligation of Tenant with respect to the payment of rent accrued and unpaid during the term of obligation of the Lease shall survive the expiration or earlier termination of the Lease.

HEADINGS

24. The titles and headings in the Lease are used only to facilitate reference, and in no way to define or limit the scope or intent of any of the provisions of this Lease.

ENTIRE AGREEMENT-AMENDMENTS

25. This Lease constitutes the entire agreement between the parties with respect to the Premises and this Lease covers, merges and includes all agreements, oral or written, between the parties hereto whether made prior to or contemporaneous with the execution of this Lease. This Lease cannot be modified or changed by any verbal statement, promise or agreement and no modification, change nor amendment shall be binding on the parties unless it shall have been agreed to in writing. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons may require.

SEVERABILITY

26. In the event any provisions of this Lease by officially found to be contrary to law, or void as against public policy or otherwise, such provisions shall be either modified to conform to the law or considered severable with the remaining provisions hereof continuing in full force and effect.

SUCCESSORS AND ASSIGNS

27. It is agreed that all the covenants, agreements and conditions herein contained shall extend to, and be binding upon, the respective successors, heirs, executors, administrators, assigns, receivers or other personal representatives of the parties to this Lease.

NOTICES

28. Any and all notices required or permitted to be given hereunder shall be served either personally or by United States Mail, postage prepaid (and if permitted by law, by Registered, Certified, or Express Mail) at the following
Addresses:

     To Landlord: At the address as set forth on Page 1, or at such other address as Landlord shall designate by written notice.

     To Tenant: At the Premises or at such other address as Tenant shall designate by written notice to Landlord.

     Each such notice shall be deemed given as of the date it is so deposited in the United States Mail.

TIME OF THE ESSENCE

29.  Time is of the essence of this Lease Agreement.

SUPPLEMENTAL PROVISIONS

30.  Landlord and Tenant further agree as follows:

     a. No payment by Tenant or receipt by Landlord of a lesser amount than the rent provided for in this Lease shall be deemed to be other than on account of the earliest due rent. Nor shall any endorsement or statement on any check or letter accompanying any check or payment as rent be deemed in accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of the rent or pursue any other remedy provided for in this Lease. In connection with the foregoing, Landlord shall have the absolute right in its sole discretion to apply any payment received from Tenant to any amount or other payment of Tenant then not current and due or delinquent. The receipt and acceptance by Landlord of delinquent rent shall not constitute a waiver of any other default, but, shall constitute only a waiver of timely payment for the particular payment involved. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease.

     b. If any provision contained in an addendum to this Lease is inconsistent with any other provision herein, the provision contained in the addendum shall control, unless otherwise provided in the addendum.

     c. Attorney's Fees. If any action or proceeding is brought by either party against the other party to or arising out of this Lease, the finally prevailing party shall be entitled to recover all costs and expenses, including reasonable attorney's fee incurred on account of such action or proceeding.

     d. Landlord may from time to time seek from one or more financial institutions some part or all of the funds to finance the improvements on the property of which the Premises are a part. Neither Landlord nor Tenant shall unreasonably withhold its consent to changes or amendments to the Lease requested by the financing institution on Landlord's interest, so long as these changes do not alter the basic business terms of this Lease or otherwise materially diminish any rights or any obligations of the party from whom consent to such change or amendment is requested.

     The parties agree to promptly sign all changes or amendments reasonably requested to give effect to the provisions of this Lease.

     e. This Lease shall be construed and enforced in accordance with the laws of the State of Kansas.

     f. Notwithstanding anything contained in the Lease to the contrary, Tenant shall have no claim or hereby waives the right to any claims against Landlord for money damages by reason of any refusal, withholding or delaying by the Landlord or any consent, approval or statement of satisfaction, and in such event, Tenant's only remedies shall be an action for specific performance, injunction or declamatory judgment to enforce any right to such consent, etc.

     g. The Tenant is a corporation and each individual signing this Lease on behalf of the Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation and this Lease is binding on Tenant in accordance with its terms. Tenant shall, at Landlord's request, deliver a certified copy of a Resolution of its Board of Directors authorizing such execution.

     h.  Recording: Recording of this Lease may be done by either party by
         ---------
recording a Memorandum of Lease, however, the Memorandum shall not include information pertaining to rental amounts paid.

     IN WITNESS WHEREOF, Landlord and Tenant, acting herein by duly authorized individuals, have caused this instrument to be executed in ______________ originals, on the 8/th/ day of March, 1999.

LANDLORD:  City of Fort Scott       TENANT:  Intek, Inc.
           ------------------                -----------

/s/ Kenneth D. [illegible]          /s/ Patrick O'Neal
------------------------------      -------------------------------
DATE:  3-8-99  TIME:  11:25am       DATE:  3-8-99  TIME:  4:00pm